EXHIBIT 10.30

THIRD AMENDMENT TO PROMISSORY NOTE

Promissory Note dated April 29, 1992, executed by POPE RESOURCES, a Delaware Limited Partnership, in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, in the face amount of $16,000,000.00, amended May 25, 1993 and December 19, 1995, is hereby further amended as set forth herein.

1.             Section 2 is amended so as to add thereto the following:

Anything to the contrary in this Note notwithstanding, up to an aggregate of 130,550 MBF of timber may be harvested from the Property during the five year period from January 1, 1999 to December 31, 2003 without creating any additional obligation of the Maker to reduce the principal balance of this Note.  Any harvest in excess of said 130,550 MBF during said five-year period will require principal reduction payments as specified in (b) above; provided, no more than 75,000 MBF may be harvested within calendar years 1999-2000; and provided further, if harvest volume exceeds this amount, growth estimates shall be recomputed and Holder may require that a new harvest level be set.

2.             NOTICE TO BORROWER:  THIS NOTE PROVIDES FOR A PREPAYMENT PREMIUM THAT WILL BE DUE IF PAYMENTS IN A SPECIFIED AMOUNT ARE MADE IN ADVANCE OF THE TIME OR IN EXCESS OF THE AMOUNTS SPECIFIED IN THIS NOTE, EXCEPT AS MAY BE OTHERWISE PROVIDED HEREINABOVE.

3.             As amended, said Note is ratified and confirmed.

4.             This Amendment shall be effective as of January 1, 1999.

5.             The executed original hereof shall be physically attached to the executed original of said Note.

DATED this 20th day of December, 1999.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, having a principal place of business at Poulsbo, Washington

ATTEST:		By:	POPE MGP, INC., Managing General Partner

By:	/s/ Craig L. Jones		By:	/s/ Gary F. Tucker
Name:	Craig L. Jones		Name:	Gary F. Tucker
Title:	Senior Vice President		Title:	President & CFO

APPROVED AND AGREED TO this 17th day of December, 1999.			JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

			By:	/s/ C. Whitney Hill
			Name:	C. Whitney Hill
			Title:	Assistant Investment Officer

AMENDMENT TO PROMISSORY NOTE

Promissory Note dated April 29, 1992, executed by POPE RESOURCES, a Delaware Limited Partnership, in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, in the face amount of $16,000,000.00, is hereby further amended as set forth herein.

1.             Section 2 is amended so as to add thereto the following:

Anything to the contrary in this Note notwithstanding, up to an aggregate of 40,000 MBF of timber may be harvested from the Property during the two year period from January 1, 1993 to December 31, 1994 without creating any obligation of the Maker to reduce the principal balance of this Note.  Any harvest in excess of said 40,000 MBF during said two-year period will require principal reduction payments as specified in (b) above.  Starting in 1995, the annual harvest limitations and permissible carry-over provisions set forth in this Note as originally executed will continue to apply.  Provided, that no carry-over from 1992 of unused allowable harvest volume shall be allowed and that in no event will a carry-over be permitted of any portion of the said 40,000 MBF allowance that is not harvested prior to January 1, 1995.

2.             NOTICE TO BORROWER:  THIS NOTE PROVIDES FOR A PREPAYMENT PREMIUM THAT WILL BE DUE IF PAYMENTS IN A SPECIFIED AMOUNT ARE MADE IN ADVANCE OF THE TIME OR IN EXCESS OF THE AMOUNTS SPECIFIED IN THIS NOTE, EXCEPT AS MAY BE OTHERWISE PROVIDED HEREINABOVE.

3.             As amended, the said Note is ratified and confirmed.

4.             This Amendment shall be effective as of January 1, 1993.

5.             The executed original hereof shall be physically attached to the executed original of said Note.

DATED this 25th day of May, 1993.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, having a principal place of business at Poulsbo, Washington

ATTEST:		By:	POPE MGP, INC., Managing General Partner

By:	/s/ Thomas A. Griffin		By:	/s/ G. H. Folquet
	Thomas A. Griffin, Treasurer			George H. Folquet, President

APPROVED AND AGREED TO this 2nd day of June, 1993.			JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

			By:	/s/ Donald A. Morway
Donald A. Morway
Title: Assistant Treasurer